THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund®, Multi-Fund® Select

Lincoln National Variable Annuity Account L
Group Variable Annuity

Lincoln Life Variable Annuity Account Q
Multi-Fund® Group

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity

Supplement dated June 18, 2013 to the Prospectus dated May 1, 2013

This Supplement outlines fund name changes for several of the funds that are offered as investment options under your annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust has informed us that, effective August 12, 2013, the name of several funds will be changed, according to the table below. The fees and investment objective of the funds will not change.

CURRENT FUND NAME	NEW FUND NAME

LVIP Protected Profile Conservative Fund	LVIP Managed Risk Profile Conservative Fund
LVIP Protected Profile Growth Fund	LVIP Managed Risk Profile Growth Fund
LVIP Protected Profile Moderate Fund	LVIP Managed Risk Profile Moderate Fund
LVIP Protected Profile 2010 Fund	LVIP Managed Risk Profile 2010 Fund
LVIP Protected Profile 2020 Fund	LVIP Managed Risk Profile 2020 Fund
LVIP Protected Profile 2030 Fund	LVIP Managed Risk Profile 2030 Fund
LVIP Protected Profile 2040 Fund	LVIP Managed Risk Profile 2040 Fund
LVIP Protected Profile 2050 Fund	LVIP Managed Risk Profile 2050 Fund

Please retain this Supplement for future reference.